SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

The prospectuses of Evergreen Institutional Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Institutional U.S. Government Money Market Fund and Evergreen Prime Cash Management Money Market Fund (the “Funds”) are hereby supplemented as follows:

                The Funds’ Board of Trustees approved the liquidation and closure of the Resource and Reserve share classes of each of the Funds at meetings held on September 20-21, 2006.  Effective after the close of business on October 13, 2006, shares of the Resource and Reserve share classes for each Fund will no longer be available for purchase by either new or existing shareholders.  Current shareholders will be given 60 days notice prior to the liquidation date.  The classes are expected to be liquidated on or about December 15, 2006. The balances of any remaining shareholders on the liquidation date will be redeemed.

September 22, 2006                                                                                                            577604 (09/06)